                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 30, 1997
                                                -------------------------------



                                   ICO, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Texas                               0-10068                 75-1619554
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)



11490 Westheimer, Suite 1000, Houston, Texas                           77077
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code     (281) 721-4200
                                                  -----------------------------

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective April 30, 1997, ICO, Inc. ("ICO") purchased all of the outstanding stock of Rotec Chemicals Ltd., ("Rotec") of Rushden, England for $2,500,000 in cash, funded through short-term bank borrowings from Bank of America Texas, N.A., and 427,351 shares of ICO common stock. In addition, the former Rotec shareholders may be entitled to additional consideration in cash and ICO common stock based on future earnings.

         Rotec is a leading supplier of specialized color concentrates, primarily for the rotational molding industry in the United Kingdom, Ireland and Continental Europe. ICO believes that the Rotec acquisition will enhance its distribution capabilities in Europe and will offer it opportunities to provide its United States rotational molding customers with products currently sold by Rotec.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

  A.     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The required audited financial statements of Rotec as of and for the year ended December 31, 1996, together with the report of the auditors, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.


  B.     UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial information, including the notes thereto, give effect to the acquisition of Rotec by ICO and are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of ICO and Rotec incorporated herein by reference.

         The pro forma combined financial statements are based on the purchase method of accounting. The unaudited pro forma combined condensed balance sheet at December 31, 1996 assumes the merger was consummated as of December 31, 1996 and the unaudited pro forma combined condensed statements of operations assume the merger was consummated as of the beginning of each of the periods presented.

         The pro forma data is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the merger been consummated at the dates indicated, nor is such data necessarily indicative of future operating results or financial position. There is no assurance that similar results will be achieved in the future.

             ICO/ROTEC UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1996



                                                              HISTORICAL
                                                   ---------------------------------                                PRO FORMA
                                                        ICO               ROTEC(1)         ADJUSTMENTS               COMBINED
                                                   --------------      -------------     ---------------
                                                                  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
Net sales and services revenues...................    $   108,663          $   9,933                                 $   118,596
                                                      -----------          ---------                                 -----------
Costs and Expenses:
Cost of sales and services........................         74,704              8,190                                      82,894
Selling, general and administrative...............         19,996              1,016                (128) (a)             20,884
Depreciation and amortization.....................          7,230                233                 146  (b)              7,609
Impairment of long-term assets....................          5,025                                                          5,025
Non-recurring compensation arrangements...........          1,812                                                          1,812
Non-recurring litigation charges..................          1,112                                                          1,112
Write-down of inventories.........................            868                                                            868
                                                      -----------          ---------          ----------             -----------
Operating income (loss)...........................         (2,084)               494                 (18)                 (1,608)
                                                      -----------          ---------          ----------             -----------
Interest, net.....................................           (608)                45                 174  (c)               (389)
Other, net........................................            216                 35                                          251
                                                      -----------          ---------          ----------             -----------
Net income (loss) before income taxes.............         (1,692)               414                (192)                 (1,470)
Income taxes (benefit)............................           (632)               110                  12  (d)               (510)
                                                      -----------          ---------          ----------             -----------
Net income (loss).................................    $    (1,060)         $     304          $     (204)            $      (960)
                                                      ===========          =========          ==========             ===========
Earnings per common and common
   equivalent share...............................    $     (0.24)                                                   $     (0.23)
                                                      ===========                                                    ===========
Weighted average shares outstanding...............     13,327,855                                427,351  (e)        $13,755,206
                                                      ===========                                                    ===========

--------

    (1) Rotec historical amounts were derived from the audited financial statements of Rotec for the twelve months ending December 31, 1996 contained herein, translated to US dollars at an average exchange rate of $1.58975/(pound)1.0.

            ICO/ROTEC UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     THREE MONTHS ENDED DECEMBER 31, 1996


                                                              HISTORICAL
                                                   ---------------------------------
                                                                                                                      PRO FORMA
                                                        ICO               ROTEC(2)        ADJUSTMENTS                  COMBINED
                                                   --------------      -------------     ---------------            -------------
                                                                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
Net sales and services revenues...................    $    36,503          $   2,529                                $     39,032
                                                      -----------          ---------                                ------------
Costs and Expenses:
Cost of sales and services........................         24,239              2,096                                      26,335
Selling, general and administrative...............          6,873                466               (128)  (a)              7,211
Depreciation and amortization.....................          2,500                 73                  37  (b)              2,610
                                                      -----------          ---------          ----------            ------------
Operating income (loss)...........................          2,891              (106)                  91                   2,876
                                                      -----------          ---------          ----------            ------------
Interest, net.....................................            199                 12                  43  (c)                254
Other, net........................................            (62)                 1                                         (61)
                                                      -----------          ---------          ----------            ------------
Net income (loss) before income taxes.............          2,754              (119)                  48                   2,683
Income taxes (benefit)............................            907               (32)                  21  (d)                896
                                                      -----------          ---------          ----------            ------------
Net income (loss).................................    $     1,847          $    (87)          $       27            $      1,787
                                                      ===========          =========          ==========            ============
Earnings per common and common
   equivalent share...............................    $      0.07                                                   $       0.06
                                                      ===========                                                   ============
Weighted average shares outstanding...............     19,976,733                                427,351  (e)         20,404,084
                                                      ===========                                                   ============


--------

    (2) Rotec historical amounts were derived from the unaudited quarterly financial statements for Rotec translated to US dollars at an average exchange rate of $1.7140/(pound)1.0.

                  ICO/ROTEC UNAUDITED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1996
                                 (In thousands)


                                                       HISTORICAL
                                                -----------------------------                          PRO FORMA
                                                    ICO             ROTEC(3)        ADJUSTMENTS         COMBINED
                                                -----------      ------------       -----------        ----------
ASSETS
Cash and equivalents.....................       $     9,187      $        154                          $    9,341
Trade receivables, net...................            28,365             1,963                              30,328
Inventories..............................            12,435               764                              13,199
Deferred tax asset.......................             4,294                                                 4,294
Prepaid expenses and other...............             2,854                                                 2,854
                                                -----------      ------------       -----------        ----------
     Total Current Assets................            57,135             2,881                              60,016
                                                -----------      ------------       -----------        ----------
Property, plant and equipment, net.......            77,284             1,392       $       200 (f)        78,876
                                                -----------      ------------       -----------        ----------
Goodwill.................................            34,833                               3,108 (g)        37,941
Investment in joint ventures.............             4,622                                                 4,622
Other....................................             2,981                                                 2,981
                                                -----------      ------------       -----------        ----------
TOTAL ASSETS                                    $   176,855      $      4,273       $     3,308        $  184,436
                                                ===========      ============       ===========        ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Short-term borrowings and current portion
    of long-term debt....................       $     4,772      $      1,506       $     2,500 (h)    $    8,778
Accounts payable.........................            10,402               535                              10,937
Accrued expenses.........................            11,733               375                              12,108
Dividends payable........................             1,589                                                 1,589
Income taxes payable.....................               974                93                               1,067
                                                -----------      ------------       -----------        ----------
     Total Current Liabilities...........            29,470             2,509       $     2,500            34,479
                                                -----------      ------------       -----------        ----------
Long-term debt net of current portion....            16,445               357                              16,802
Deferred income taxes....................             2,014                90                               2,104
Other long-term liabilities..............             2,366                                                 2,366
                                                -----------      ------------       -----------        ----------
     TOTAL LIABILITIES...................            50,295             2,956             2,500            55,751
                                                -----------      ------------       -----------        ----------
STOCKHOLDERS' EQUITY.....................           126,560             1,317             2,125 (i)       128,685
                                                                                         (1,317)(j)
                                                -----------      ------------       -----------        ----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY.....................       $   176,855      $      4,273       $     3,308        $  184,436
                                                ===========      ============       ===========        ==========



--------

    (3) Rotec historical amounts were derived from the audited financial statements of Rotec as of December 31, 1996 contained herein, translated to US dollars at an exchange rate of $1.7123/(pound)1.0.

                          NOTES TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

NOTE 1 -- ROTEC'S FISCAL YEAR END

Rotec's audited financial statements for the year ending December 31, 1996 were used to prepare the Pro Forma Statement of Operations for the year ending September 30, 1996. Accordingly, Rotec's results for the three months ended December 31, 1996 have been included in the Pro Forma Statements of Operations for both the year ended September 30, 1996 and the three months ended December 31, 1996. Revenues and net loss for the three months ended December 31, 1996 were $2,529,000 and ($87,000), respectively. Revenues and net loss for the three months ending December 31, 1995 were $1,870,000 and ($65,000), respectively.

NOTE 2 -- PRO FORMA ADJUSTMENTS

  Statements of Operations:

     (a) To remove former Rotec shareholder salaries and bonuses which will no longer be paid.

     (b) To increase amortization related to the goodwill and increase depreciation for machinery and equipment resulting from purchase price accounting adjustments. Goodwill is amortized over an estimated useful life of 40 years.

     (c) To reflect interest expense on debt incurred to consummate the acquisition.

     (d) To reflect the tax effect of the pro forma income statement adjustments.

     (e)  To give effect to shares issued in connection with the acquisition.



  Balance Sheet

     (f) To increase property, plant and equipment to estimated fair market value.

     (g) To reflect the excess purchase price over fair value of net tangible assets acquired allocated to goodwill.

     (h)  To reflect borrowings for cash consideration paid.

     (i) To reflect the value of shares issued in connection with the acquisition.

     (j)  To eliminate Rotec historical stockholders' equity accounts.


C.   EXHIBITS

     99.1 - Rotec Chemicals Ltd. Financial Statements for the year ended December 31, 1996

     99.2 - Share Purchase Agreement between Rotec Chemicals Ltd. and the registrant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, ICO, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ICO, INC.




Date:   May 12, 1997                                /s/ Dr. Asher O. Pacholder
                                                    --------------------------
                                                    Dr. Asher O. Pacholder
                                                    Chairman of the Board and
                                                    Chief Financial Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

 99.1       Rotec Chemicals Ltd. Financial Statements for the year ended
            December 31, 1996

 99.2 Share Purchase Agreement between Rotec Chemicals Ltd. and the registrant.